Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lexington Realty Trust on Form 10-Q for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof, I, Patrick Carroll, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the issuer.

/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer
August 5, 2010